/bullet/ 406 *SA1



                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           TEMPLETON GLOBAL BOND FUND
                              dated January 1, 1999


The Statement of Additional Information is amended as follows:

I. The third paragraph under "Goal and Strategies - Debt securities" is replaced with the following:

Independent ratings organizations rate debt securities based upon their assessment of the financial soundness of the issuer. The fund may buy securities rated in any category. It may invest up to 25% of its total assets in debt securities that are rated below investment grade. Investment grade debt securities are rated in the top four ratings categories by independent ratings organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The average maturity of the debt securities in the fund's portfolio will fluctuate depending on the manager's judgement as to future interest rate changes.

II. The following category is added to the section "CDSC waivers" found under "Buying and Selling Shares - Contingent deferred sales charge (CDSC)":

/bullet/ Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if Distributors did not make any payment to the securities dealer of record in connection with the purchase




                Please keep this supplement for future reference.